EXHIBIT 10(i)

                                Letter Agreement
                               Regarding Premiums


                                December 17, 2002


Koger Ravinia, LLC ("Grantor")
Koger Equity, Inc. ("Guarantor")

Re: Loan (the "Loan") in the amount of $85,000,000.00 as evidenced by that certain Promissory Note ("Note") in such amount made by Grantor dated of even date herewith payable to the order of Metropolitan Life Insurance Company ("Lender") which Note is secured by, among other things, that certain Deed to Secure Debt, Security Agreement and Fixture Filing (the "Deed to Secure Debt") given by Grantor for the benefit of Lender; which Deed to Secure Debt conveys the property ("Property") more particularly described in Exhibit "A" attached thereto. All capitalized terms appearing herein and not otherwise defined herein shall have the meanings ascribed to them in the Deed to Secure Debt

Gentlemen:

This will confirm our agreement that notwithstanding Section 2.05 of the Deed to Secure Debt, Lender agrees that no escrow for "Premiums," as that term is defined in the Deed to Secure Debt shall be required of Grantor unless and until
(i) there is a default under the Loan Documents or the Unsecured Indemnity Agreement or the Guaranty; (ii) the original Grantor no longer owns the Property; or (iii) there has been a change in the Grantor or in the general partners, stockholders or members of Grantor or in the constituent general partners or controlling shareholders or controlling members of any of the entities comprising Grantor in violation of the Deed to Secure Debt; or (iv) insurance Premiums deposits are required in connection with a securitization or participation of the Loan; or (v) at any time Grantor fails to furnish to Lender, not later than five (5) days before the dates on which any insurance Premiums would become delinquent, receipts for the payment of such insurance Premiums or appropriate proof of issuance of a new policy which continues in force the insurance coverage of the expiring policy. In the event any of these events occur, Lender reserves the right to require insurance Premiums deposits at any time in its absolute discretion notwithstanding the fact that the default may be cured, or that the transfer or change be approved by Lender.

Grantor, Guarantor and Lender agree that notwithstanding the terms and provisions of Section 11 of the Note, Section 9.01 of the Deed to Secure Debt and any other similar provisions of the Loan Documents, to the extent that Lender does not require insurance Premiums deposits pursuant to this waiver, the Loan shall be recourse (and the Grantor and Guarantor shall be personally liable to Lender) to the extent that any obligations for which a Premium deposit was not required was not paid by Grantor.

Sincerely,

Metropolitan Life Insurance Company

By:               /S/ Joel R. Redmon
   --------------------------------------------------
Name:                  Joel R. Redmon
     ------------------------------------------------
Title:            Assistant Vice President
      -----------------------------------------------

[CORPORATE SEAL]



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                                            Acknowledged and agreed:

                                            GRANTOR:

                                            KOGER RAVINIA, LLC,
                                            a Delaware limited liability company


                                            By: /S/ Christopher L. Becker
                                            ------------------------------------
                                            Name: Christopher L. Becker
                                            Title:   Vice President

                                            [Seal]





                                            GUARANTOR:

                                            KOGER EQUITY, INC.,
                                            a Florida corporation


                                            By:      /S/ Christopher L. Becker
                                               ---------------------------------
                                            Name: Christopher L. Becker
                                            Title: Senior Vice President

                                            [Corporate Seal]



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